SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 11, 2005 (November 11, 2005)

Cogent Communications Group, Inc.

(Exact Name of Registrant as
Specified in Charter)

1-31227

(Commission File No.)

52-2337274

(IRS Employer
Identification No.)

Delaware

(State or Other Jurisdiction
of Incorporation)

1015 31st Street N.W.
Washington, DC 20007

(Address of Principal
Executive Offices)

(202) 295-4200

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS & FINANCIAL CONDITION

On November 11, 2005 the Company issued a press release summarizing its third quarter 2005 financial results.  The press release is attached as an exhibit hereto and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits:

Exhibit Number	Description

99.1	Press Release, dated November 11, 2005 issued by Cogent Communications Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COGENT COMMUNICATIONS GROUP, INC.

Date: November 11, 2005	By:	/s/David Schaeffer
David Schaeffer
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated November 11, 2005 issued by Cogent Communications Group, Inc.